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                                                                    EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the inclusion of our report dated 20 February 1996 on the financial statements of Saturn Communications Limited included in or made a part of UIH Asia/Pacific Communications, Inc.'s Form S-1 registration statement.

                                          ARTHUR ANDERSEN


Wellington, New Zealand
   15 November 1996